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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 24, 2006

                               RADYNE CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                  0-11685                    11-2569467
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 (State or other jurisdiction      (Commission               (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)

            3138 E. Elwood Street, Phoenix AZ                       85034
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        (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code 602-437-9620


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

             On April 24, 2006, Radyne Corporation, announced via press release, results for the period ending March 31, 2006. A copy of the press release is attached hereto.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

             (d)  EXHIBITS

                  99.1 Press release dated April 24, 2006

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   RADYNE CORPORATION

                                                   By:  /s/ Malcolm C. Persen
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                                                        Malcolm C. Persen
                                                        Vice President and
                                                        Chief Financial Officer

Date  April 24, 2006

                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
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*99.1      Press release dated as of April 24, 2006

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*Filed herewith.